                              INVESTMENT ADVISER OF
                        GOVERNMENT OBLIGATIONS PORTFOLIO
                         Boston Management and Research
                                24 Federal Street
                                Boston, MA 02110

                                ADMINISTRATOR OF
                                   EV CLASSIC
                           GOVERNMENT OBLIGATIONS FUND
                             Eaton Vance Management
                                24 Federal Street
                                Boston, MA 02110

                              PRINCIPAL UNDERWRITER
                         Eaton Vance Distributors, Inc.
                                24 Federal Street
                                Boston, MA 02110
                                 (617) 482-8260

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                                  P.O. Box 1537
                              Boston, MA 02205-1537

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                                     BOS725
                                  P.O. Box 1559
                                Boston, MA 02104

                             INDEPENDENT ACCOUNTANTS
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                                Boston, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV CLASSIC GOVERNMENT
   OBLIGATIONS FUND
24 FEDERAL STREET
BOSTON, MA 02110         C-GOSRC-2/96



                                     [logo]

                                    EV Classic
                             Government Obligations
                                      Fund


                            Annual Shareholder Report
                                December 31, 1995

                                 To Shareholders


EV Classic Government Obligations Fund had a total return of 12.9% for the year ended December 31, 1995. The return was the result of an increase in net asset value per share from $8.98 on December 31, 1994, to $9.49 on December 31, 1995, and the reinvestment of $0.619 per share in income dividends. The Fund's return does not include the effect of the Fund's 1% contingent deferred sales charge on redeeming shareholders.

For comparison, the Lehman Intermediate Government Index - an unmanaged index of intermediate-term U.S. government securities - had a total return of 14.4% during the same period.

Based on the Fund's most recent dividend and its net asset value per share of $9.49 on December 31, 1995, the Fund's annualized distribution rate was 6.5%.

In 1995, it appeared that the Federal Reserve had achieved its long-sought goal of a "soft landing." While not pointing to a recession, most economic indicators suggested a slowing economy. As evidence of this slowdown, fourth quarter GDP grew at a 0.9% pace, according to preliminary figures. That was significantly weaker than the robust 5.1% pace set in the fourth quarter a year earlier.

Most importantly for fixed income investors, inflation appeared well under control, growing at a 2.5% rate for the year. In response to the encouraging inflation outlook, the Fed elected to lower its benchmark Fed funds rate in July, and followed that move with another reduction in December. The fixed-income markets cheered the easing of monetary policy and rallied throughout 1995. Yields for five-year Treasury notes declined from 7.8% at the end of 1994 to 5.6% on December 31, 1995.

While the 1995 market rally was impressive, toward the end of the year investors were looking anxiously at the increasingly contentious budget debate. The primary focus of the fixed-income markets will likely continue to be the economy and the inflation level. However, with the budget stalemate extending into 1996, negotiations between the White House and Congress will bear close scrutiny.

Historically, the mortgage securities market has represented a sound investment choice for conservative, income-oriented investors. While it is impossible to predict future market trends, we believe that the mortgage securities market will continue to offer good investment value. Government Obligations Portfolio will maintain its focus on the seasoned sector of this vast market, with its attractive yields and relatively stable cash flows.


[Photo of M. Dozier Gardner]


Sincerely,



/s/ M. Dozier Gardner
M. Dozier Gardner
President
February 20, 1996

                                Management Report

An Interview with Susan Schiff, Portfolio Manager of Government Obligations Portfolio.

Q. SUSAN, HOW WOULD YOU DESCRIBE THE MORTGAGE SECURITIES MARKET IN 1995?

A. 1995 was an excellent year for the bond market. Moderate economic growth, low inflation, and a gradual easing by the Federal Reserve all provided a favorable backdrop, which sustained a rally throughout the year. While mortgage-backed securities (MBS) participated in the rally, they nonetheless underperformed the Treasury market. Generic MBS spreads widened during the period from around 80 basis points (0.8%) over 5-year Treasuries at the beginning of the year to almost 160 basis points (1.6%) at year-end. Because mortgage-backed securities represent the largest portion of our investments, that constrained the Fund's performance somewhat.

Q.  HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE DURING THE YEAR?

A. The Fund's performance was fairly consistent with our expectations, posting a very respectable total return. However, in the midst of the strong bond market rally, it's not surprising that the Fund underperformed some vehicles with longer average maturities. But given its duration - 3.3 years at December 31 - the Fund performed much as we would expect.

    As I've indicated in past reports, mortgage securities typically lag the Treasury market in a bullish interest rate climate because of the homeowner prepayment option. This pattern has remained consistent through repeated interest rate cycles, and this cycle has been no different.

Q.  WHAT CAUSED MORTGAGE SPREADS TO WIDEN?

A. The most prominent reason was the decline in interest rates and the resulting rise in prepayment rates on generic mortgage securities. As prepayment rates rise, investors typically become concerned because they will be forced to reinvest at less attractive yield levels.

[Photo of Susan Schiff]
    SUSAN SCHIFF
    ------------

Q.  DID PREPAYMENT RATES RISE SIGNIFICANTLY IN 1995?

A. Prepayment rates began to increase gradually after the Federal Reserve lowered interest rates in February, and they gathered further momentum later in the year. That was particularly true of generic mortgages, where the rate ranged from 6% to over 25%, climbing in response to declining interest rates. However, prepayment rates for seasoned mortgage securities, the primary investment universe of the Portfolio, remained very stable. For example, prepayment rates on the Fund's seasoned securities remained in a narrow 11%-to-15% range during 1995. The more stable prepayment rate for seasoned mortgages is characteristic of that sector of the market and remains a primary attraction for investors in mortgage-backed securities.

Q.  HOW HAVE YOU STRUCTURED THE PORTFOLIO IN RECENT MONTHS?

A. As I indicated earlier, our emphasis remains on the seasoned sector of the mortgage-backed securities (MBS) market. At December 31, the Portfolio consisted of around 50% seasoned low-coupon MBS; 21% seasoned high-coupon MBS; 14% U.S. Treasuries; and 4.5% collateralized mortgage obligations.

    The low-coupon issues have coupons predominantly in the 4%-to-8% range and are attractive for several reasons: first, because these mortgages were typically originated in the late 1960s and early 1970s at rates near or below current market rates, homeowners have relatively little incentive to refinance; second, the resulting consistent prepayment rates provide investors with relatively stable cash flows; finally, these securities provide a yield advantage of 70-to-120 basis points over Treasuries with comparable maturities, according to Bloomberg Financial.

Q.WHAT IS YOUR OUTLOOK FOR THE MORTGAGE SECURITIES MARKET IN 1996?

A. The economy appears to be growing at a moderate pace, which could presage relatively stable interest rates in coming months. Given the Fed's continuing vigilance over inflation, I believe it's unlikely that rates will move dramatically lower. Low inflation should help preserve bond values, while continuing economic growth should promote a stable credit environment. Naturally, past trends do not guarantee future performance. But, in my view, a relatively stable interest rate market should provide a good opportunity for conservative investors in the mortgage security market.

--------------------------------------------------------------------------------
THE PORTFOLIO'S SEASONED, MORTGAGE-BACKED SECURITIES HAVE HELPED CONTRIBUTE TO ITS RELATIVE SHARE PRICE STABILITY.

The purple line represents the annualized monthly principal prepayment rates of the Portfolio's seasoned, mortgage-backed securities.

The black line represents the annualized monthly principal prepayment rates of generic 30-year FNMA 9% mortgage-backed securities.

Source: Lehman Brothers; Bloomberg, L.P.; Eaton Vance Management
-------------------------------------------
Date            Generic            Seasoned
----            -------            --------
Mar-91             5                13.4
Apr-91             6.1              12.8
May-91             7                15.1
Jun-91             6.7              16.2
Jul-91             6.6              16.5
Aug-91             6.2              16.1
Sep-91             5.5              15.2
Oct-91             6.3              15.5
Nov-91             7.8              14.1
Dec-91            10.3              15.4
Jan-92            13.2              15.7
Feb-92            19.7              18.1
Mar-92            26.5              22.4
Apr-92            22.8              22.5
May-92            18.3              22.2
Jun-92            18.1              19.5
Jul-92            19.2              14.2
Aug-92            31.1              16.5
Sep-92            46.9              14.1
Oct-92            52.4              17.3
Nov-92            50.2              17.8
Dec-92            45.5              18.5
Jan-93            29.5              18.1
Feb-93            25.3              15.5
Mar-93            42.3              17.2
Apr-93            58.3              18.2
May-93            61.9              18.7
Jun-93            63                21.4
Jul-93            54.3              32.4
Aug-93            56                21.9
Sep-93            57.2              24.6
Oct-93            58                21.2
Nov-93            62.2              22.3
Dec-93            62.7              27.8
Jan-94            50.9              23.9
Feb-94            43.2              21.1
Mar-94            49.7              23.5
Apr-94            40.7              23.4
May-94            32                23.3
Jun-94            25                20.5
Jul-94            19.5              17.2
Aug-94            20.1              15.9
Sep-94            17.5              14.3
Oct-94            14.1              14.5
Nov-94            12.1              11.8
Dec-94            10.8              13.7
Jan-95             7                10.5
Feb-95             6.3              10.6
Mar-95             7.7              11.1
Apr-95             8                12.4
May-95            13.9              12.7
Jun-95            15.7              12.8
Jul-95            21                13.5
Aug-95            24.6              15.8
Sep-95            19.8              14.4
Oct-95            21.1              14.7
Nov-95            21.2              14.5
Dec-95            23.5              13.2
-------------------------------------------

This chart compares the prepayment rates of the Fund's seasoned FNMA securities with those of unseasoned generic FNMA securities. The data starts at the Fund's inception in March 1991 and extends through June 1995.

The Headline reads: "The Portfolio's Seasoned Mortgage Securities Have Helped Contribute to its Share Price Stability."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Classic Government Obligations Fund, Lehman Brothers Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Average

From November 30, 1993 through December 31, 1995

------------------------------------------------
AVG. ANNUAL RETURN       1 YEAR    Life of Fund*
With CDSC                11.9%          4.7%
Without CDSC             12.9%          4.7%
------------------------------------------------

------------------------------------------------------------------------
Date                        C. Gov't            Lipper            Lehman
----                        --------            ------            ------
Nov-93+                     $10,000            $10,000           $10,000
Dec-93                       10,064             10,045            10,041
Jan-94                       10,155             10,158            10,140
Feb-94                       10,060              9,983            10,001
Mar-94                        9,910              9,774             9,885
Apr-94                        9,808              9,677             9,791
May-94                        9,798              9,663             9,798
Jun-94                        9,786              9,644             9,800
Jul-94                        9,891              9,786             9,929
Aug-94                        9,924              9,798             9,957
Sep-94                        9,818              9,675             9,875
Oct-94                        9,832              9,654             9,877
Nov-94                        9,775              9,616             9,832
Dec-94                        9,808              0,662             9,865
Jan-95                        9,956              9,823            10,026
Feb-95                       10,144             10,030            10,219
Mar-95                       10,197             10,090            10,275
Apr-95                       10,303             10,210            10,394
May-95                       10,559             10,556            10,688
Jun-95                       10,606             10,617            10,756
Jul-95                       10,577             10,590            10,761
Aug-95                       10,691             10,700            10,851
Sep-95                       10,750             10,784            10,923
Oct-95                       10,891             10,913            11,043
Nov-95                       10,984             11,059            11,178
Dec-95                       11,077             11,189            11,289
------------------------------------------------------------------------
Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced on 11/1/93.
+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
--------------------------------------------------------------------------------

FUND PERFORMANCE
In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers Intermediate Government Bond Index.

THE TOTAL RETURN FIGURES
The purple line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The dotted line represents the performance of the Lehman Brothers Intermediate Government Bond Index, a broad-based, widely recognized, unmanaged index of U.S. government bonds. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

The dashed line represents the performance of the Lipper Intermediate U.S. Government Funds average. Its performance is included to indicate how the Fund has performed relative to its competitive universe. However, the average total rate of return does not include any commissions that would be incurred if an investor individually purchased or sold the Funds represented in the Index.

                    --------------------------------------
                    EV CLASSIC GOVERNMENT OBLIGATIONS FUND

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investment in Government Obligations Portfolio
    (Portfolio), at value (Note 1A)                               $42,330,679
  Receivable for Fund shares sold                                     148,113
  Deferred organization expenses (Note 1D)                             13,246
                                                                  -----------
      Total assets                                                $42,492,038
LIABILITIES:
  Dividends payable                                     $ 68,547
  Payable for Fund shares redeemed                       364,255
  Payable to affiliates -
    Trustees' fees                                            43
  Accrued expenses                                        21,255
                                                        --------
      Total liabilities                                               454,100
                                                                  -----------
NET ASSETS for 4,429,550 shares of beneficial interest
  outstanding                                                     $42,037,938
                                                                  ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                 $44,409,996
  Accumulated net realized loss on investments and
    financial futures transactions from Portfolio
    (computed on the basis of identified cost)                     (1,974,462)
  Unrealized depreciation of investments from
    Portfolio (computed on the basis of identified cost)             (329,049)
  Accumulated distributions in excess of net
    investment income                                                 (68,547)
                                                                  -----------
      Total net assets                                            $42,037,938
                                                                  ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NOTE 7) ($42,037,938 / 4,429,550 shares of
  beneficial interest)                                               $9.49
                                                                     =====



     The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                        $ 4,008,440
  Expenses allocated from Portfolio                                  (655,372)
                                                                  -----------
        Total investment income                                   $ 3,353,068
  Expenses --
    Compensation of Trustees not members of the
      Administrator's organization (Note 5)           $   1,840
    Custodian fees (Note 5)                               5,083
    Distribution and service fees (Note 6)              426,361
    Transfer and dividend disbursing agent fees          37,029
    Printing and postage                                 46,101
    Legal and accounting services                        12,339
    Registration costs                                   16,977
    Amortization of organization expenses (Note 1D)       4,664
                                                      ---------
        Total expenses                                                550,394
                                                                  -----------
          Net investment income                                   $ 2,802,674
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized loss (identified cost basis) --
    Investment transactions                           $(736,935)
    Financial futures contracts                        (623,129)
                                                      ---------
      Net realized loss on investments                            $(1,360,064)
  Change in unrealized appreciation of investments                  3,760,045
                                                                  -----------
        Net realized and unrealized gain on
          investments from Portfolio                                2,399,981
                                                                  -----------
          Net increase in net assets resulting from operations    $ 5,202,655
                                                                  ===========



     The accompanying notes are an integral part of the financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                                 -----------------------------
                                                                   1995              1994
                                                                 -----------       -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                        $ 2,802,674       $ 3,218,202
    Net investment loss from Portfolio                            (1,360,064)         (730,375)
    Change in unrealized appreciation (depreciation)
      from Portfolio                                               3,760,045        (4,054,551)
                                                                 -----------       -----------
      Net increase (decrease) in net assets from operations      $ 5,202,655       $(1,566,724)
                                                                 -----------       -----------
  Distributions to shareholders --
    From net investment income                                   $(2,802,674)      $(3,218,202)
    In excess of net investment income                               (44,888)         (430,267)
                                                                 -----------       -----------
      Total distributions to shareholders                        $(2,847,562)      $(3,648,469)
                                                                 -----------       -----------
  Net increase in net assets from Fund share transactions
    (Note 3)                                                     $    96,447       $27,360,876
                                                                 -----------       -----------
      Net increase in net assets                                 $ 2,451,540       $22,145,683
NET ASSETS:
  At beginning of year                                            39,586,398        17,440,715
                                                                 -----------       -----------
  At end of year (including distributions in excess of net
    investment income of $68,547 and $71,205, respectively)      $42,037,938       $39,586,398
                                                                 ===========       ===========



     The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------
                                                    1995           1994       1993*
                                                 --------        -------    -------
NET ASSET VALUE, beginning of year               $  8.980        $ 9.940    $10.000
                                                 --------        -------    -------
  INCOME FROM OPERATIONS:
    Net investment income                        $  0.609        $ 0.626    $ 0.107
    Net realized and unrealized gain (loss)
      on investments                                0.520         (0.876)    (0.051)
                                                 --------        -------    -------
      Total income (loss) from operations        $  1.129        $(0.250)   $(0.056)
                                                 --------        -------    -------
  LESS DISTRIBUTIONS:
    From net investment income                   $ (0.609)       $(0.626)   $(0.107)
    In excess of net investment income             (0.010)        (0.084)    (0.009)
                                                 --------        -------    -------
      Total distributions                        $ (0.619)       $(0.710)   $(0.116)
                                                 --------        -------    -------
NET ASSET VALUE, end of year                     $  9.490        $ 8.980    $ 9.940
                                                 ========        =======    =======
TOTAL RETURN(2)                                     12.94%         (2.54)%     0.34%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of interest expense to average net
    assets(1)                                        0.71%          0.57%      0.54%+
  Ratio of other expenses to average net
    assets (1)                                       2.11%          2.15%      2.31%+
  Ratio of net investment income to average
    net assets                                       6.57%          6.60%      5.45%+
  Net assets, end of period (000's omitted)      $ 42,038        $39,586    $17,441

  + Computed on an annualized basis.
(1) Includes the Fund's share of Government Obligations Portfolio's allocated expenses.
(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
  * For the period from the start of business, November 1, 1993, to December 31, 1993.



     The accompanying notes are an integral part of the financial statements

                 --------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Classic Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust (formerly Eaton Vance Government Obligations Trust). The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (8.1% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.


B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryover of $2,081,341, which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2001 ($32,316), December 31, 2002 ($1,822,648) and December 31, 2003 ($226,377).

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E. DISTRIBUTION COSTS -- For book and tax purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. (Note 6).

------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. In addition, the Fund declares each day an amount equal to the excess of tax basis net income over book net income, which amount is charged to distributions in excess of net investment income. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
                                                                         1995                                1994
                                                               -----------------------------  ---------------------------
                                                                SHARES         AMOUNT            SHARES        AMOUNT
                                                               ---------   -------------        ---------   -------------
Sales                                                          1,676,016   $  15,439,473        8,155,362   $  79,148,122
Issued to shareholders electing to receive payments of
  distribution in Fund shares                                    176,799       1,641,022          248,209       2,325,806
Redemptions                                                   (1,830,541)    (16,984,048)      (5,751,695)    (54,113,052)
                                                               ---------   -------------        ---------   -------------
  Net increase                                                    22,274   $      96,447        2,651,876   $  27,360,876
                                                               =========   =============        =========   =============

------------------------------------------------------------------------------
(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1995 aggregated $15,992,619 and $20,099,386, respectively.
------------------------------------------------------------------------------

(5) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Fund and the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note
6).


------------------------------------------------------------------------------

(6) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $319,771 to EVD for the year ended December 31, 1995, representing 0.75% (annualized) of average daily net assets. At December 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $6,791,000.

  In addition, the Plan permits the Fund to make monthly payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended December 31, 1995, in the amount of $106,590. EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.25%, annualized, of the assets maintained in the Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Funds' average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Fund are officers or directors of EVD.

------------------------------------------------------------------------------

(7) CONTINGENT DEFERRED SALES CHARGES
For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds Distribution Plan. CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended December 31, 1995, EVD received approximately $8,800 of CDSC paid by shareholders.



                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF
EV CLASSIC GOVERNMENT OBLIGATIONS FUND,
A SERIES OF EATON VANCE MUTUAL FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities of EV Classic Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust (formerly Eaton Vance Government Obligations Trust), as of December 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years then ended and for the period from November 1, 1993 (start of business) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Classic Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust, as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years then ended and for the period from November 1, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.
                                              COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                 --------------------------------------------
                       GOVERNMENT OBLIGATIONS PORTFOLIO

                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1995

--------------------------------------------------------------------------------
                         MORTGAGE PASS-THROUGHS - 95.5%
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
PARTICIPATION CERTIFICATES:
4.5s, with maturity at 2000                          $   129,430  $    128,579
4.75s, with various maturities to 2002                    81,124        79,883
5s, with various maturities to 2003                      857,801       845,310
5.25s, with various maturities to 2005                   415,840       410,222
5.5s, with various maturities to 2011                  1,897,020     1,888,058
5.75s, with maturity at 1998                              69,456        69,415
6s, with various maturities to 2022                    4,411,251     4,409,402
6.25s, with various maturities to 2013                 1,046,597     1,049,650
6.5s, with various maturities to 2022                 19,620,356    19,876,684
6.75s, with various maturities to 2011                10,777,956    10,976,283
7s, with various maturities to 2019                   17,028,452    17,428,229
7.25s, with maturity at 2003                           1,957,267     2,014,982
7.5s, with various maturities to 2019                 20,894,342    21,625,530
7.75s, with various maturities to 2018                 4,532,111     4,733,182
8s, with various maturities to 2022                   22,245,627    23,320,290
8.25s, with various maturities to 2011                15,716,675    16,579,860
8.5s, with various maturities to 2018                 24,723,871    26,257,090
8.75s, with various maturities to 2014                 3,815,701     4,073,223
9s, with various maturities to 2020                    9,632,137    10,426,534
9.25s, with various maturities to 2010                 1,612,994     1,741,676
9.5s, with various maturities to 2016                  1,339,383     1,460,372
10s, with various maturities to 2017                     263,414       283,192
11s, with various maturities to 2019                   2,796,971     3,093,287
12s, with various maturities to 2019                   2,213,182     2,505,911
12.25s, with various maturities to 2019                4,620,216     5,278,881
12.5, with various maturities to 2019                 13,962,910    16,012,292
12.75s, with various maturities to 2015                1,869,392     2,146,825
13s, with various maturities to 2019                   5,209,133     6,022,538
13.25s, with various maturities to 2019                  792,182       925,190
13.5s, with various maturities to 2015                 6,435,272     7,429,600
13.75s, with various maturities to 2014                  131,761       153,778
14s, with various maturities to 2016                   3,438,451     4,050,818
14.5s, with various maturities to 2014                   277,362       330,278
14.75s, with maturity at 2010                          1,092,452     1,296,500
15s, with various maturities to 2013                   1,347,133     1,640,250
15.25s, with maturity at 2012                            201,726       248,167
15.5s, with various maturities to 2012                   337,724       412,581
16s, with maturity at 2012                               242,047       300,093
16.25s, with various maturities to 2012                  297,431       371,165
                                                                  ------------
                                                                  $221,895,800
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
MORTGAGE BACKED SECURITIES:
0.25s, with maturity at 2014                         $   285,166  $    234,972
3.5s, with maturity at 2007                              163,955       153,501
4.5s, with maturity at 1999                               13,387        13,175
5s, with various maturities to 2017                    1,274,114     1,241,278
5.25s, with various maturities to 2006                   400,000       391,857
5.5s, with various maturities to 2006                  1,231,238     1,226,343
5.75s, with maturity at 2003                             216,880       216,448
6s, with various maturities to 2010                   23,700,765    23,721,659
6.25s, with various maturities to 2007                 2,696,318     2,706,547
6.5s, with various maturities to 2017                  6,786,513     6,848,122
6.75s, with various maturities to 2007                 1,387,457     1,411,418
7s, with various maturities to 2018                    8,700,095     8,888,954
7.25s, with various maturities to 2017                 2,302,634     2,364,202
7.5s, with various maturities to 2020                 10,000,288    10,355,825
7.75s, with various maturities to 2008                 1,846,112     1,922,666
8s, with various maturities to 2017                   22,672,040    23,751,155
8.25s, with various maturities to 2020                15,155,881    16,001,478
8.5s, with various maturities to 2017                 24,012,814    25,565,270
8.75s, with various maturities to 2017                 1,623,305     1,734,909
9s, with various maturities to 2020                   10,133,784    10,929,360
9.25s, with maturity to 2010                           2,745,777     2,977,963
9.5s, with maturity at 2009                              381,894       416,580
9.75s, with maturity at 2019                             481,943       536,059
11s, with maturity at 2010                                38,689        42,735
11.75s, with various maturities to 2015                2,705,061     3,064,528
12s, with various maturities to 2020                   7,265,070     8,464,810
12.25s, with maturity at 2011                          1,159,922     1,321,091
12.5s, with various maturities to 2021                 6,756,798     7,752,664
12.75s, with various maturities to 2014                1,991,759     2,301,910
13s, with various maturities to 2019                   8,782,166    10,131,322
13.25s, with various maturities to 2015                2,726,445     3,192,115
13.5s, with various maturities to 2015                 4,528,641     5,289,523
13.75s, with various maturities to 2014                  223,438       264,302
14s, with various maturities to 2014                     944,870     1,123,496
14.25s, with maturity at 2014                            370,014       443,543
14.5s, with various maturities to 2014                   346,140       416,227
14.75s, with maturity at 2012                          5,141,517     6,164,483
15s, with various maturities to 2013                   4,162,338     5,038,755
15.5s, with maturity at 2012                           1,277,134     1,577,795
15.75s, with maturity at 2011                             39,197        48,251
16s, with maturity at 2012                               462,224       578,033
                                                                  ------------
                                                                  $200,825,324
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MORTGAGE BACKED SECURITIES:
5.5s, with maturity at 1999                          $    75,678  $     75,635
6.5s, with maturity at 2002                              656,816       667,642
7.25s, with various maturities to 2022                 4,697,140     4,884,698
7.5s, with maturity at 2017                            1,143,783     1,196,887
8s, with various maturities to 2017                   18,587,122    19,643,099
8.25s, with maturity at 2008                             660,206       698,287
8.5s, with various maturities to 2018                  1,337,987     1,441,542
9s, with various maturities to 2016                    6,562,394     7,131,012
9.5s, with maturity at 2018                              763,645       822,475
12s, with various maturities to 2015                   4,647,054     5,303,055
12.5s, with various maturities to 2015                 2,552,580     2,954,632
13s, with various maturities to 2014                   1,483,428     1,738,372
13.5s, with various maturities to 2013                   448,337       527,823
14s, with maturity at 2015                               279,437       331,605
14.5s, with various maturities to 2014                   518,507       623,258
15s, with various maturities to 2013                   1,011,818     1,231,087
16s, with various maturities to 2012                     443,939       554,454
                                                                  ------------
                                                                  $ 49,825,563
                                                                  ------------

COLLATERALIZED MORTGAGE OBLIGATIONS:
Federal Home Loan Mtg. Corp.
  Series 1327-F, 7.5%, due 2003,
  Collateral 100% FHLMC PC                           $ 5,027,000  $  5,305,059
Federal Home Loan Mtg. Corp.
  Series 1058-F, 8.0%, due 2004,
  Collateral 100% FHLMC PC                             3,906,688     3,931,106
Federal Home Loan Mtg. Corp.
  Series 1188-GC, 7.5%, due 2019,
  Collateral 100% FHLMC PC                            10,000,000    10,525,000
Federal National Mtg. Association Series 93-73E,
  6.35%, due 2019 Collateral 100% FNMA MBS             3,000,000     2,940,000
Guaranteed Mtg. Corp. III Series H2, 9% due 2015,
  Collateral 100% FNMA MBS                               919,486       945,635
Salomon Brothers Mortgage Securities II, Inc.
  Series III, Class Z, 11.50%, due 2015
  Collateral 100%
  GNMA/FNMA MBS                                        2,007,213     2,253,728
                                                                  ------------
                                                                  $ 25,900,528
                                                                  ------------
TOTAL MORTGAGE PASS-THROUGHS
  (identified cost, $487,675,564)                                 $498,447,215
                                                                  ------------

--------------------------------------------------------------------------------
                      UNITED STATES TREASURY BONDS - 16.1%
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------
U.S. Treasury Bond, 12s, 8/15/13++                   $50,000,000  $ 77,214,050
U.S. Treasury Bond, 7.125s, 2/15/23+                   6,000,000     6,853,896
                                                                  ------------
    TOTAL UNITED STATES TREASURY BONDS
      (identified cost, $67,368,569)                              $ 84,067,946
                                                                  ------------
    TOTAL INVESTMENTS - 111.6%
      (identified cost, $555,044,133)                             $582,515,161
    OTHER ASSETS, LESS LIABILITIES - (11.6%)                       (60,726,256)
                                                                  ------------
    NET ASSETS - 100%                                             $521,788,905
                                                                  ============

 + Collateral for financial futures contracts held at December 31, 1995
   (See Note 7).
++ A portion of this security is on loan at December 31, 1995 (See Note 5).



                   The accompanying notes are an integral part
                           of the financial statements

                 --------------------------------------------
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                              December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A)
    (identified cost, $555,044,133)                              $582,515,161
  Cash                                                                    230
  Receivable for investments sold                                     935,637
  Interest receivable                                               6,446,980
  Deferred organization expenses (Note 1H)                             10,773
                                                                 ------------
      Total assets                                               $589,908,781

LIABILITIES:
  Demand note payable (Note 4)                      $ 3,835,000
  Payable for daily variation margin on open
    financial futures contracts (Note 1G)                86,328
  Liability for collateral received for securities
    loaned (Note 5)                                  64,094,800
  Payable to affiliate --
    Trustees' fees                                        4,980
  Accrued expenses                                       98,768
                                                    -----------
      Total liabilities                                            68,119,876
                                                                 ------------
NET ASSETS applicable to investors' interest in Portfolio        $521,788,905
                                                                 ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                  $494,891,945
  Unrealized appreciation of investments and
    financial futures contracts
    (computed on the basis of identified cost)                     26,896,960
                                                                 ------------
      Total net assets                                           $521,788,905
                                                                 ============



     The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income --                                             $ 49,156,066

  Expenses --
    Investment adviser fee (Note 3)                $ 3,928,237
    Compensation of Trustees not members of the
      Administrator's organization (Note 3)             32,456
    Custodian fee (Note 3)                             236,803
    Interest (Note 5)                                3,738,252
    Printing and postage                                   877
    Legal and accounting services                       58,636
    Amortization of organization expenses
      (Note 1H)                                          3,810
    Miscellaneous                                       42,567
                                                   -----------
      Total expenses                                                8,041,638
                                                                 ------------
        Net investment income                                    $ 41,114,428
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized loss (identified cost basis) --
    Investment transactions                        $(7,705,021)
    Financial futures contracts                     (7,999,647)
                                                   -----------
      Net realized loss on investments                           $(15,704,668)
  Change in unrealized appreciation
    (depreciation) --
    Investments (identified cost basis)            $45,644,289
    Financial futures contracts                       (776,490)
                                                   -----------
      Net unrealized appreciation of investments                 $ 44,867,799
                                                                 ------------
        Net realized and unrealized gain on
          investments                                            $ 29,163,131
                                                                 ------------
          Net increase in net assets from operations             $ 70,277,559
                                                                 ============



     The accompanying notes are an integral part of the financial statements

                                STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                          ---------------------------------------
                                                                                1995                 1994
                                                                                ----                 ----
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                                     $ 41,114,428        $  45,968,015
    Net realized loss on investments                                           (15,704,668)          (4,216,708)
    Change in unrealized appreciation (depreciation) of investments             44,867,799          (50,227,104)
                                                                              ------------        -------------
      Net increase (decrease) in net assets from operations                   $ 70,277,559        $  (8,475,797)
                                                                              ------------        -------------
  Capital transactions --
    Contributions                                                             $ 95,964,004        $ 272,129,376
    Withdrawals                                                               (160,122,171)        (285,281,160)
                                                                              ------------        -------------
      Decrease in net assets resulting from capital transactions              $(64,158,167)       $ (13,151,784)
                                                                              ------------        -------------
        Total increase (decrease) in net assets                               $  6,119,392        $ (21,627,581)
NET ASSETS:
  At beginning of year                                                         515,669,513          537,297,094
                                                                              ------------        -------------
  At end of year                                                              $521,788,905        $ 515,669,513
                                                                              ============        =============

---------------------------------------------------------------------------------------------------------------
                                               SUPPLEMENTARY DATA
---------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------
                                                                   1995            1994             1993*
                                                                  ------          ------           ------
RATIOS (As a percentage of net assets):
  Interest expense                                                 0.71%           0.56%           0.63%+
  Other expenses                                                   0.82%           0.80%           0.86%+
  Net investment income                                            7.82%           8.03%           8.46%+
PORTFOLIO TURNOVER                                                   19%             35%             42%

LEVERAGE ANALYSIS:
  Amount of debt outstanding at end of period
    (000 omitted)                                                 $3,835          $3,924             --
  Average daily balance of debt outstanding during period
    (000 omitted)                                                 $1,067          $  982          $1,660

* For the period from the start of business, October 28, 1993, to December 31, 1993.
+ Computed on an annualized basis.



     The accompanying notes are an integral part of the financial statements

                 --------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Investment operations began on October 28, 1993, with the acquisition of net assets of $564,244,545 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Mortgage backed, "pass-through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments, and interest rates. Debt securities (other than mortgage backed, "pass-through" securities) are normally valued at the mean between the latest available bid and asked prices for securities for which the over-the-counter market is the primary market. Debt securities may also be valued on the basis of valuations furnished by a pricing service. Options are valued at last sale price on an exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates fair or market value.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. GAINS AND LOSSES FROM SECURITY TRANSACTIONS -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

D. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E. WRITTEN OPTIONS -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F. PURCHASED OPTIONS -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

G. FINANCIAL FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

  If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated futures changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in
Note 1C, and unrealized gains or losses are recognized on a daily basis.

H. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

I. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold.

--------------------------------------------------------------------------------
(2) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $109,818,095 and $148,287,474, respectively.

--------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES The investment adviser fee, computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, is earned by Boston Management and Research
(BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. For the year ended December 31, 1995, the fee was equivalent to 0.75% (annualized) of the Portfolio's average net assets for such period and amounted to $3,928,237. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred. The custodian fee was paid to Investors Bank & Trust Company (IBT) for its services as custodian of the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

--------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and an $100 million discretionary facility. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating portfolios and funds at the end of each quarter. At December 31, 1995, the Portfolio had a balance outstanding pursuant to this line of credit amounting to $3,835,000. The average daily loan balance for the year ended December 31, 1995, was $1,067,197 and the average interest rate was 7.41%. The maximum borrowing outstanding at any month end during the year ended December 31, 1995 was $9,661,000.

--------------------------------------------------------------------------------
(5) SECURITIES LENDING AGREEMENT
The Portfolio has established a securities lending agreement with a broker in which the Portfolio lends portfolio securities to the broker in exchange for collateral consisting of either cash or U.S. government securities. Under the agreement, the Portfolio continues to earn interest on the securities loaned. If the collateral received is U.S. government securities, the Portfolio will also receive from the broker an additional loan premium fee computed as a varying percentage of the market value of the securities loaned. If the collateral received is cash, the Portfolio may invest the cash and receive any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The Portfolio did not receive any loan premium fee during the year ended December 31, 1995, but did incur $3,656,000 of loan rebate fees which have been included in interest expense. The maximum liability for cash collateral received for securities loaned at any month end during the year ended December 31, 1995, was $64,094,800.

--------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENT
The cost and unrealized appreciation/depreciation in the value of investment securities owned at December 31, 1995, as computed on a United States federal income tax basis, were as follows:


Aggregate cost                                                    $573,306,263
                                                                  ============
Gross unrealized appreciation                                     $ 10,445,033
Gross unrealized depreciation                                        1,236,135
                                                                  ------------
  Net unrealized appreciation                                     $  9,208,898
                                                                  ============

--------------------------------------------------------------------------------
(7) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and/or offsetting transactions are considered.

  A summary of obligations under these financial instruments at December 31, 1995 is as follows:

    FUTURES CONTRACT                                                                                        NET UNREALIZED
    EXPIRATION DATE                              CONTRACTS                                 POSITION          DEPRECIATION
    ---------------                              ---------                                 --------          ------------
          3/96                    425 U.S. Treasury Five Year Note Futures                  Short             $(574,068)
                                                                                                              =========

At December 31, 1995, the Fund had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

                      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
GOVERNMENT OBLIGATIONS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio, including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the supplementary data for the two years then ended December 31, 1995, and 1994 and for the period from October 28, 1993 (start of business), to December 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the supplementary data for the two years then ended and for the period from October 28, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.


                                              COOPERS & LYBRAND L.L.P.


BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                 --------------------------------------------
                            INVESTMENT MANAGEMENT

EV CLASSIC             OFFICERS                    TRUSTEES
GOVERNMENT             M. DOZIER GARDNER           DONALD R. DWIGHT
OBLIGATIONS            President, Trustee          President, Dwight Partners, Inc.
FUND                                                 Chairman, Newspapers of
24 Federal Street      JAMES B. HAWKES             New England, Inc.
Boston, MA 02110       Vice President, Trustee
                       H. DAY BRIGHAM, JR.         SAMUEL L. HAYES, III
                       Vice President              Jacob H. Schiff Professor of
                                                   Investment Banking, Harvard
                       WILLIAM H. AHERN, JR.       University Graduate School of
                       Vice President              Business Administration

                       MICHAEL B. TERRY            NORTON H. REAMER
                       Vice President              President and Director,
                                                   United Asset Management
                       JAMES L. O'CONNOR           Corporation
                       Treasurer
                                                   JOHN L. THORNDIKE
                       THOMAS OTIS                 Director, Fiduciary Company
                       Secretary                   Incorporated

                                                   JACK L. TREYNOR
                                                   Investment Adviser and
                                                   Consultant
                       -------------------------------------------------
GOVERNMENT             OFFICERS                    TRUSTEES
OBLIGATIONS            M. DOZIER GARDNER           DONALD R. DWIGHT
PORTFOLIO              President, Trustee          President, Dwight Partners, Inc.
24 Federal Street                                    Chairman, Newspapers of
Boston, MA 02110       JAMES B. HAWKES             New England, Inc.
                       Vice President, Trustee
                                                   SAMUEL L. HAYES, III
                       SUSAN SCHIFF                Jacob H. Schiff Professor of
                       Vice President and          Investment Banking, Harvard
                       Portfolio Manager           University Graduate School of
                                                   Business Administration
                       MARK S. VENEZIA
                       Vice President              NORTON H. REAMER
                                                   President and Director,
                       WILLIAM CHRISHOLM           United Asset Management
                       Vice President              Corporation

                       RAYMOND O'NEILL             JOHN L. THORNDIKE
                       Vice President              Director, Fiduciary Company
                                                   Incorporated
                       MICHEL NORMANDEAU
                       Vice President              JACK L. TREYNOR
                                                   Investment Adviser and
                       JAMES L. O'CONNOR           Consultant
                       Treasurer

                       THOMAS OTIS
                       Secretary